THE INTEREST REPRESENTED BY THIS AGREEMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS SUCH DISPOSITION WILL NOT VIOLATE SUCH ACT OR ANY STATE SECURITIES LAW OR THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED. STAR CASINO, INC. MAY REQUIRE AN OPINION OF COUNSEL TO SUCH EFFECT PRIOR TO SUCH DISPOSITION.

                       FOURTH AMENDMENT TO

               SHOWBOAT STAR PARTNERSHIP AGREEMENT

     This Fourth Amendment to the Showboat Star Partnership Agreement (the "Fourth Amendment") is made as of the first day of October, 1994 by and among Star Casino, Inc., a Louisiana corporation ("Star"), Showboat Louisiana, Inc., a Nevada corporation ("Showboat"), and the Minority Partners whose names appear below (the "Minority Partners"). Capitalized terms not defined herein have the meanings set forth in the Showboat Star Partnership Agreement, as amended.

                           WITNESSETH:

     WHEREAS, Star and Showboat entered into the Showboat Star Partnership Agreement on the 2nd day of July, 1993, and, thereafter, Star and Showboat entered into the First Amendment to Showboat Star Partnership Agreement as of the 20th day of July, 1993 and the Second Amendment to Showboat Star Partnership Agreement as of the 1st day of August, 1993, and Star, Showboat and the Minority Partners other than Benjamin S. Gravolet ("Gravolet") entered into the Third Amendment to Showboat Star Partnership Agreement as of the 1st day of March, 1994 (the Showboat Star Partnership Agreement as so amended and as amended hereby being referred to hereinafter as the "Agreement");

     WHEREAS, Star desires to sell to Gravolet, and Gravolet desires to purchase, the Percentage Interest described in Section
III hereinbelow, in accordance with Section 2.1 of the Agreement;

     WHEREAS,  Gravolet  has entered into a  General  Partnership
Interest Subscription Agreement with Star;

     WHEREAS, the Management Committee and Showboat agree to the aforesaid sale and the admission of Gravolet as a Partner in the Partnership; and

     WHEREAS, Star and Showboat, who hold, in the aggregate, Percentage Interests exceeding 75% have authorized this Fourth
Amendment;

     NOW THEREFORE, in consideration of the covenants herein contained and intending to be mutually bound, the parties hereto agree as follows:

     I. SALE OF A PORTION OF STAR'S PERCENTAGE INTEREST TO GRAVOLET. Effective as of October 1, 1994 (the "Fourth Amendment Effective Date"), Star hereby sells and delivers to Gravolet, and Gravolet hereby purchases and accepts from Star, the Percentage Interest set forth opposite Gravolet's name in Section III hereinbelow, in accordance with the terms and conditions set forth herein, in the Agreement, and in the General Partnership Interest Subscription Agreement between Star and Gravolet.

     II. ADMISSION OF GRAVOLET. The parties hereto hereby agree to admit Gravolet as a Partner in the Partnership, and Gravolet hereby agrees to be bound by the terms of the Agreement. The Management Committee agrees to the admission of Gravolet as a Partner in the Partnership, as evidenced by the unanimous consent in writing of the Representatives constituting the membership of the Management Committee on file at the principal business establishment of the Partnership.

     III. AMENDMENT TO SECTION 3.1. A new Section (c) shall be included at the end of Section 3.1 of the Agreement, reading as follows:

          "(c) The Percentage Interest of each of the Partners as of the Fourth Amendment Effective Date shall be:

                  Star                           39%

                  Showboat                       50%

                  Gabe Salloum                    1%

                  Southshore Investments, Inc.    4%

                  Richard Schwartz                1%

                  Las Ninas Corporation           4%

                  Benjamin S. Gravolet            1%

                                                100%

     IV.   AMENDMENT  TO SECTION 3.2(E). Section  3.2(e)  of  the
Agreement  is  amended  to  read  as  follows,  rather  than   as
previously written:

          "(e) In the event of a permitted transfer of an Interest of a Partner pursuant to the terms of this Agreement, the Capital Account of the transferor Partner shall become the Capital Account of the transferee Partner to the extent it relates to the transferred Interest.

          "On the Third Amendment Effective Date, the Capital Account of Star shall become the Capital Account of each Minority Partner and of Showboat to the extent it relates to the transferred Percentage Interest.
          Immediately prior to the Third Amendment Effective Date, the Capital Account of Star (part of which will be transferred to the Minority Partners and to Showboat) will only contain Star's initial Capital Contribution made pursuant to Section 3.7a(i) (which is $700) of the Agreement and Star's additional Capital Contributions made pursuant to Section 3.7b(i) (which is $35,000,000) and 3.7(c) (which is $8,400,000) of the
          Agreement, and expressly does not include Star's distributive share of Partnership income for the period from the Effective Date through February 28, 1994.

          "On the Fourth Amendment Effective Date, the Capital Account of Star shall become the Capital Account of Gravolet to the extent it relates to the transferred Percentage Interest. Immediately prior to the Fourth Amendment Effective Date, the Capital Account of Star (part of which will be transferred to Gravolet) will contain Star' 8 initial Capital Contribution made pursuant to Section 3.7a(i) of the Agreement (which is $700), Star's additional Capital Contributions made pursuant to Sections 3.7b(i) and 3.7(c) of the Agreement (which are $35,000,000 and $8,400,000, respectively), less that portion of the amount of the Capital Account of Star immediately prior to the Third Amendment Effective Date which was transferred by Star pursuant to the Third Amendment to Showboat Star Partnership Agreement ($18,600,300.00), and expressly does not include Star's distributive share of Partnership income for the period from the Effective Date through September 30, 1994."

     V.     AMENDMENT  TO  SECTION  13.4.  Section  13.4  of  the
Agreement is amended by adding the following name and address at the end thereof:

            "Benjamin S. Gravolet: Benjamin S. Gravolet
                                   1300 Henry Clay Avenue
                                   New Orleans, LA 70118

     The  balance of the Agreement is not changed by this  Fourth
Amendment and shall remain in full force and effect.

     This Fourth Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute one and the same instrument.

     IN  WITNESS  WHEREOF, the parties have executed this  Fourth
Amendment as of the date first above written.

                              STAR CASINO, INC.



                              By: /S/LOUIE ROUSSEL, III
                                  LOUIE ROUSSEL, III, President



                              SHOWBOAT LOUISIANA, INC.



                              By:  /S/J. KEITH WALLACE
                                  J. KEITH WALLACE, President
                                  and Chief Executive Officer



                              GABE SALLOUM
                              SOUTHSHORE INVESTMENTS, INC.
                              RICHARD SCHWARTZ
                              LAS NINAS CORPORATION

                              BY:  STAR CASINO, INC.
                                   Agent and Attorney in Fact
                                   for the above named Partners



                                   By:/S/LOUIE ROUSSEL, III
                                       LOUIE ROUSSEL, III,
                                       President



                              /S/BENJAMIN S. GRAVOLET
                              BENJAMIN S. GRAVOLET
                              1300 Henry Clay Avenue
                              New Orleans, LA  70118

STATE OF LOUISIANA

PARISH OF JEFFERSON

     BE IT KNOWN, that on this 14th day of November, 1994, before me,  the  undersigned  Notary, duly commissioned,  qualified  and sworn  within and for the State and Parish aforesaid,  personally came  and  appeared Louie Roussel, III, appearing herein  in  his capacity  as the President of Star Casino, Inc., to me personally known to be the identical person whose name is subscribed to  the foregoing instrument as the said officer of the said corporation,

and  declared and acknowledged to me, Notary, in the presence  of the undersigned competent witnesses, that he executed the same on behalf  of the said corporation with full authority of its  Board of  Directors, and that the said instrument is the free  act  and deed  of  the  said corporation and was executed  for  the  uses,

purposes and benefits therein expressed.



WITNESSES:



___/S/______________________       /S/LOUIE ROUSSEL, III
                                   LOUIE ROUSSEL, III

___/S/______________________


                      /S/DONALD H. MCDANIEL
                          NOTARY PUBLIC

STATE OF LOUISIANA

PARISH OF ORLEANS



     BE  IT KNOWN, that on this 10th day of January, 1995, before me,  the  undersigned  Notary, duly commissioned,  qualified  and sworn  within and for the State and Parish aforesaid,  personally came  and  appeared  J. Keith Wallace, appearing  herein  in  his capacity as the President and Chief Executive Officer of Showboat

Louisiana,  Inc.,  to  me personally known to  be  the  identical person  whose  name is subscribed to the foregoing instrument  as the  said  officer  of  the said corporation,  and  declared  and acknowledged  to  me, Notary, in the presence of the  undersigned competent witnesses, that he executed the same on behalf  of  the said  corporation with full authority of its Board of  Directors,

and that the said instrument is the free act and deed of the said corporation and was executed for the uses, purposes and  benefits therein expressed.



WITNESSES:



___/S/___________________          /s/J. KEITH WALLACE
                                   J. KEITH WALLACE

___/S/___________________




                       /S/________________
                          NOTARY PUBLIC

STATE OF LOUISIANA

PARISH OF JEFFERSON

     BE IT KNOWN, that on this 14th day of November, 1994, before me,  the  undersigned  Notary, duly commissioned,  qualified  and sworn  within and for the State and Parish aforesaid,  personally came  and  appeared Louie Roussel, III, appearing herein  in  his capacity  as the President of Star Casino, Inc., to me personally known to be the identical person whose name is subscribed to  the foregoing instrument as the said officer of the said corporation,

and  declared and acknowledged to me, Notary, in the presence  of the undersigned competent witnesses, that he executed the same on behalf  of the said corporation in its capacity as the agent  and attorney-in-fact for Gabe Salloum, Southshore Investments,  Inc.,

Richard  Schwartz, and Las Ninas Corporation, and that  the  said instrument  is the free act and deed of the aforesaid  principals and  was  executed  on their behalf for the  uses,  purposes  and benefits therein expressed.



WITNESSES:



___/S/____________________           /S/LOUIE ROUSSEL, III
                                     LOUIE ROUSSEL, III

___/S/____________________




                       /S/________________
                          NOTARY PUBLIC

STATE OF LOUISIANA

PARISH OF ORLEANS

     BE  IT KNOWN, that on this 8th day of November, 1994, before me,  the undersigned authority, duly commissioned, qualified  and sworn  within and for the State and Parish aforesaid,  personally came and appeared Benjamin S. Gravolet, to me personally known to be  one  of  the  parties who executed the  above  and  foregoing instrument  who declared and acknowledged to me, Notary,  in  the presence of the undersigned competent witnesses, that he executed the  above and foregoing instrument of his own free will, as  his free  act  and deed, for the uses, purposes and benefits  therein expressed.



WITNESSES:



___/S/____________________          /S/BENJAMIN S. GRAVOLET
                                    BENJAMIN S. GRAVOLET

___/S/____________________




                      /S/DONALD H. MCDANIEL
                          NOTARY PUBLIC

            UNANIMOUS CONSENT OF THE REPRESENTATIVES
          CONSTITUTING THE MEMBERSHIP OF THE MANAGEMENT
             COMMITTEE OF SHOWBOAT STAR PARTNERSHIP


     The   undersigned,  who  are  all  of  the   representatives

constituting  the  membership  of  the  Management  Committee  of

Showboat   Star  Partnership  (the  "Partnership"),  a  Louisiana

partnership, and acting herein by unanimous consent as  permitted by  Section 5.1(c) of the Showboat Star Partnership Agreement, as

amended (the "Partnership Agreement"), hereby adopt the following resolution:

     RESOLVED, that the Management Committee hereby agrees to the sale  by  Star  Casino, Inc. to Benjamin S.  Gravolet  of  a  one

percent  Percentage  Interest (as such term  is  defined  in  the

Partnership  Agreement) in the Partnership, and the admission  of

Benjamin S. Gravolet as a partner in the Partnership.

     This Unanimous Consent may be executed in counterparts, each of  which, when so executed and delivered, shall be deemed to  be an  original  and all of which, taken together, shall  constitute one and the same instrument, and is dated ____, 1994.



                              /S/J. K. HOUSSELS
                              J. K. HOUSSELS



                              /S/FRANK A. MODICA
                              FRANK A. MODICA



                              /S/J. KELL HOUSSELS, III
                              J. KELL HOUSSELS, III

                              /S/J. KEITH WALLACE
                              J. KEITH WALLACE



                              /S/DONALD L. TATZIN
                              DONALD L. TATZIN



                              /S/LOUIE ROUSSEL, III
                              LOUIE ROUSSEL, III



                              _____________________
                              CARL J. EBERTS



                              _____________________
                              THOMAS B. BENDER



                              _____________________
                              GABE SALLOUM



                              _____________________
                              RICHARD SCHWARTZ



                      C E R T I F I C A T E



          We  hereby certify that the persons whose names  appear

beneath   the  foregoing  Unanimous  Consent  are  all   of   the

representatives  constituting the membership  of  the  Management

Committee of Showboat Star Partnership, Inc.



                              STAR CASINO, INC.



                              By:/S/LOUIE ROUSSEL, III
                                  LOUIE ROUSSEL, III, President

                              SHOWBOAT LOUISIANA, INC.



                              By:/S/J. KEITH WALLACE
                                  J. KEITH WALLACE
                                  President & Chief Executive
                                  Officer

THE INTEREST REPRESENTED BY THIS AGREEMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS SUCH DISPOSITION WILL NOT VIOLATE SUCH ACT OR ANY STATE SECURITIES LAW OR THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED. THE PARTIES DESIGNATED AS SELLERS HEREINBELOW MAY REQUIRE AN OPINION OF COUNSEL TO SUCH EFFECT PRIOR TO SUCH DISPOSITION.

                       FIFTH AMENDMENT TO
               SHOWBOAT STAR PARTNERSHIP AGREEMENT

This Fifth Amendment to the Showboat Star Partnership Agreement (the "Fifth Amendment") is made as of the 26th day of January, 1995 by and among (i) Star Casino, Inc., a Louisiana corporation ("Star"), (ii) Gabe Salloum, (iii) Southshore Investments, Inc.,
(iv) Richard Schwartz, (v) Las Ninas Corporation, and (vi) Benjamin S. Gravolet (individually, "Seller", and collectively, "Sellers") and Showboat Louisiana, Inc., a Nevada corporation ("Showboat"), and Lake Pontchartrain Showboat, Inc., a Nevada corporation ("Pontchartrain") (individually, "Purchaser", and collectively, "Purchasers"). Capitalized terms not defined herein have the meanings set forth in the Showboat Star Partnership Agreement, as amended.

                           WITNESSETH:
WHEREAS, Star and Showboat entered into the Showboat Star Partnership Agreement on the 2nd day of July, 1993, and, thereafter, Star and Showboat entered into the First Amendment to Showboat Star Partnership Agreement as of the 20th day of July, 1993 and the Second Amendment to Showboat Star Partnership Agreement as of the 1st day of August, 1993, and Star, Showboat and the Minority Partners other than Benjamin S. Gravolet ("Gravolet") entered into the Third Amendment to Showboat Star Partnership Agreement as of the 1st day of March, 1994, and Star, Showboat and the Minority Partners entered into the Fourth Amendment to Showboat Star Partnership as of the 1st day of October, 1994 (the Showboat Star Partnership Agreement as so amended and as amended hereby being referred to hereinafter as the "Agreement");

WHEREAS, Sellers desire to sell to Purchasers, and Purchasers desire to purchase from Sellers, the Sellers' Interests;

WHEREAS, Purchasers desire to amend the Agreement in certain other respects;

NOW THEREFORE, in consideration of the covenants herein contained and intending to be mutually bound, the parties hereto agree as follows:

  I.SALE OF SELLERS' PERCENTAGE INTERESTS TO PURCHASER.
     Effective upon the filing of the Fifth Amendment for registry with the Louisiana Secretary of State following the approval of this transaction by The Louisiana Riverboat
     Gaming Commission and the Department of Public Safety &
     Corrections, Office of

    State Police, Riverboat Gaming Division (the "Fifth
     Amendment Effective Date Sellers sell and deliver to Purchasers, and Purchasers purchase and accept from Sellers, undivided interests in all of Sellers' Interests and all of Sellers' right, title and interest, if any, in and to all assets, inclusive of cash, of the Partnership, such that Purchasers will own the Percentage Interests set forth opposite Purchasers' names in Section V below, in accordance with the terms and conditions set forth herein and in the Agreement. The purchase price and other terms and conditions relating to this transaction are as follows.

     a - The price to be paid by Purchasers for the Interests of Sellers (the "Purchase Price") shall be calculated as follows:

  i  -  The aggregate price paid for the Sellers' Interests shall be  $25  million, or $500,000 per 1% Percentage Interest ("Base
  Price"),   subject  to  potential  adjustment  as   set   forth
  hereinbelow.

  ii - In the event of a sale of the assets of the Partnership or the Purchasers' Partnership Interests to an unrelated third party (in either case, the "Resale") during a period ending three years from the Fifth Amendment Effective Date, the Purchase Price shall be recalculated as follows and the additional amount set forth in Paragraph C hereinbelow shall be paid by Purchasers to Sellers as provided hereinafter:

     A. The purchase price realized upon the Resale, net of normal selling expenses in reasonable amounts, excluding the "Ultimate Net Quick" (as defined in Paragraph B hereinbelow), if the Ultimate Net Quick is included in such purchase price, shall be determined. The Sellers acknowledge that such purchase price will be exclusively negotiated between Purchasers and the third party. Sellers waive all right to participate in the negotiations of such purchase price and shall accept as conclusive the negotiated purchase price, and hereby release Purchasers from all liability in connection therewith.

     B. The final net realizable value of the current assets less current liabilities of the Partnership shall be determined (the "First Net Quick") as of the Fifth Amendment Effective Date, and shall also be determined (the "Second Net Quick") as of the earlier of the date (the "Second Net Quick Date")
     (1) on which the Riverboat leaves South Shore Harbor permanently, or (2) the date on which the Resale occurs. Current assets shall include cash, cash investments, inventories, prepaid expenses, the $6,000,000 in cash receivable from the sale of certain terminal facilities to Belle of Orleans, L.L.C. pursuant to that certain Purchase and Sale Agreement dated as of January 4, 1995 if such sale has occurred by the Second Net Quick Date, and any other current assets recognized by generally accepted accounting principles consistently applied. In the event a sale of the aforesaid terminal facilities occurs after the Second Net Quick Date and within three years from the Fifth Amendment Effective Date, then Purchasers shall promptly pay to Sellers one-half of the proceeds from such sale, net of normal selling expenses in reasonable amounts (the "Terminal Facilities Amount"). Current liabilities shall include accounts payable and any other current liabilities (whether pending, threatened or contingent, the amount of such pending, threatened or contingent liabilities to be determined by mutual agreement between Star and Showboat) recognized by generally accepted accounting principles consistently applied. The Second Net Quick shall be the Ultimate Net Quick (i) if the Second Net Quick is greater than the First Net Quick, or (ii) if the difference between the Second Net Quick and the First Net Quick (when the Second Net Quick is less than the First Net Quick) is less than $3,100,000- If the difference between the Second Net Quick and the First Net Quick (when the Second Net Quick is less than the First Net Quick) is more than $3,100,000, the Ultimate Net Quick shall be in First Net Quick less $3,100,000.

     C. The aggregate of A. and B. (except for the Terminal Facilities Amount) above, multiplied by 50%, less the Base Price (the "Claw Feature") shall be payable as set forth hereinafter. Illustrations of the calculation of the Claw Feature are attached hereto and made a part hereof as Exhibits 1 and 2.
The Base Price portion of the Purchase Price shall be paid on the Fifth Amendment Effective Date. Notwithstanding the foregoing, the portion of the Base Price owed to the Minority Partners shall be deposited in an account as soon as is practical following the Fifth Amendment Effective Date. An amount equal to 75% of the estimated minimum amount of the Claw Feature portion of the Purchase Price shall be paid not later than 15 days after the date of the closing of the Resale occurs, and the balance of the Claw Feature of the Purchase Price shall be paid not later than 60 days after the date of the closing of the Resale occurs. In the event a portion of the purchase price realized upon the Resale is represented by a promissory note, payment of that part of the Claw Feature portion of the Purchase Price which is the same percentage of the total Claw Feature portion of the Purchase Price as the percentage of the purchase price realized upon the Resale that is represented by a promissory note shall be deferred, and the deferred part of the Claw Feature portion of the Purchase Price shall be paid proportionately as payment of the purchase price realized upon the Resale which is represented by a promissory note is received by Purchasers. Sellers shall receive interest on the deferred part of the Claw Feature portion of the Purchase Price at the same rate of interest payable on the promissory note representing a portion of the purchase price realized upon the Resale. An illustration of the calculation of the deferred part of the Claw Feature portion of the purchase price is annexed hereto as Exhibit 3 and made a part hereof.

b - Purchasers shall also pay to the Sellers on the Fifth
Amendment Effective Date an amount equal to the product of $15,000 times the number of days which have elapsed between January 17, 1995 and the date hereof, both inclusive, in proportion to the Sellers' respective Percentage Interests.

c - The Sellers appoint J. V. Leclere Krentel, C.P.A. as their agent to receive the Purchase Price. Mr. Krentel shall promptly distribute the Purchase Price to the Sellers.

d - Purchasers hereby release and discharge Sellers and all of their officers, directors, employees and agents, including the officers, directors, employees and agents of all affiliated companies of Sellers, from any and all Claims, related to the operations of the Partnership, the Project and the Riverboat prior to the Fifth Amendment Effective Date, including taxes, penalties, judgments, settlements, fines and the cost of defending the Claims, provided however, that the foregoing release shall not apply to any Claim against a Seller which arises due to such Seller's acts of gross negligence, intentional misconduct or criminal misconduct, including an act of gross negligence, intentional misconduct or criminal misconduct by an officer, director, employee or agent of such party or an affiliated company of such Seller. Sellers hereby release and discharge Purchasers and all of their officers, directors, employees and agents, including the officers, directors, employees and agents of all affiliated companies of Sellers, from any and all Claims, related to the operations of the Partnership, the Project and the Riverboat prior to the Fifth Amendment Effective Date, including taxes, penalties, judgments, settlements, fines and the cost of defending the Claims, provided however, that the foregoing release shall not apply to any Claim against a Purchaser which arises due to such Purchaser's acts of gross negligence, intentional misconduct or criminal misconduct, including an act of gross negligence, intentional misconduct or criminal misconduct by an officer, director, employee or agent of such party or an affiliated company of such Purchaser.

e - Purchasers shall, in solido, defend, indemnify, and hold completely free and harmless the Sellers, including the officers, directors, employees and agents of the Sellers, or any affiliated companies of the Sellers, from any and all Claims related to the operations of the Partnership, the Project or the Riverboat, provided however, that the foregoing indemnification shall not apply to any claim against a Seller from which such Seller is not released and discharged pursuant to paragraph d hereinabove, and any such Seller shall defend, indemnify and hold completely free and harmless Purchasers with respect to such Claims.

f - The parties hereto agree to cooperate fully with each other in order to achieve the purposes of this transaction and to take all actions and execute and deliver all documents not specifically described herein that may be required to carry out the purposes and intent of this transaction. All disputes arising under or related to this transaction shall be resolved by arbitration in New Orleans, Louisiana by a single arbitrator acting pursuant to the rules of the American Arbitration Association. Any decision of such arbitrator may be enforced by the Civil District Court for the Parish of Orleans, State of Louisiana. This Fifth Amendment, the transaction contemplated thereby, and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Louisiana without reference to the choice of law provisions of the Agreement.

g - Each party hereto agrees for itself and its respective affiliates, agents, representatives and consultants to hold in the strictest confidence and not to disclose to any person, entity, party, firm or corporation (other than agents or representatives of either party who are also bound by this paragraph) without the prior express written consent of the other parties (except as such disclosures are required in applications or by applicable securities or gaming laws) any of the other parties' confidential data, whether related to the Project or to general business matters, which has, or will come into their possession or knowledge as a result of this transaction.

h - All press releases or prepared statements to the media made by any party hereto or its respective affiliated companies concerning this transaction shall be jointly approved in advance by Star and Showboat, with the exception of any releases required to be made by any party or their respective affiliated companies pursuant to various securities laws applicable to any party or their respective affiliated companies.

i - Sellers acknowledge that Showboat and its affiliated companies currently conduct gaming operations in Nevada and New Jersey and will conduct gaming operations in New South Wales, Australia. Such gaming operations are highly regulated by gaming authorities of these states and such regulations impose upon Showboat an affirmative duty to investigate the backgrounds of entities or individuals with whom Showboat does business. Furthermore, such regulations require that Showboat and its affiliates, which may include the Sellers, subject themselves to rigorous investigation. Furthermore, Showboat or its affiliated companies may in the future apply for licensure in other jurisdictions, including states of the United States or foreign countries which may have similar regulations. Gaming authorities in other jurisdictions may require information regarding entities and persons with whom Showboat does business. Accordingly, Sellers agree, if requested by Showboat, to cause their principals, directors, officers, major shareholders, owners and any other key individuals to supply such information and execute such affidavits and documents, including personal history disclosure documents and personal financial disclosure documents as Showboat may reasonably request.

     II.  ADMISSION OF PURCHASER. Showboat hereby agrees to admit
Pontchartrain as a Partner in the Partnership, and Pontchartrain hereby agrees to be bound by the terms of the Agreement.\

     III. AMENDMENT TO SECTION 2.6. Section 2.6 of the Agreement is amended to read as follows, rather than as previously written:

     "2.6 PRINCIPAL PLACE OF BUSINESS. The principal business establishment of the partnership shall be located at 1 Star Casino Boulevard, New Orleans, Louisiana 70126. The Management Committee may, in its sole discretion, change the location of the principal business establishment of the Partnership, and, if it does so, it shall promptly notify the Partners of such new location within five (5) days of such change."

     IV. AMENDMENT TO SECTION 2.8. Section 2.8 of the Agreement is amended to read as follows, rather than as previously written:

     "2.8 CERTIFICATE. Following the Fifth Amendment Effective Date, Showboat shall perform all acts necessary to assure the prompt filing of such certificate of fictitious name as is required by Louisiana law, and after the Third Amendment Effective Date the Management Committee shall perform all other acts required by Louisiana law or any other law to perfect and maintain the Partnership as a Partnership under the laws of the State of Louisiana."

     V. AMENDMENT TO SECTION 3.1. A Section 3.1(d) shall be included at the end of Section 3.1 of the Agreement, reading as follows:

     "(d) The Percentage Interest of each of the Partners as of the Fifth Amendment Effective Date shall be:

                    Showboat             99%
                    Pontchartrain         1%
                                        ----
                                        100%

     VI.   AMENDMENT  TO SECTION 3.2(E). Section  3.2(e)  of  the
Agreement is amended by adding the following sentence at the end thereof, as a new paragraph:

     "On the Fifth Amendment Effective Date the Capital Account of each of the Sellers shall become a portion of the Capital Account of each of the Purchasers to the extent it relates to each of the Sellers' undivided interest in such Sellers' Interest transferred to each of the Purchasers."

     VII. AMENDMENT TO SECTION 6.3. Section 6.3 of the Agreement is amended to read as follows, rather than as previously written:

     "6.3 CONTINUING LIABILITY. Unless otherwise agreed, in the event a Partner sells, exchanges, assigns or otherwise transfers its Interest (including any transfer in accordance with Section 8 of this Agreement), such Partner shall not remain, liable for any obligations and liabilities incurred by such Partner as a Partner prior to the effective date of such transfer (including any tax liability of such Partner), and shall be free of any obligations or liabilities incurred on account of the activities of the Partnership after such date."

     VIII.  AMENDMENT  TO  SECTION  13.4.  Section  13.4  of  the
Agreement is amended by deleting the names and addresses of all parties presently listed other than Showboat, and by adding:

  Lake Pontchartrain Showboat, Inc.   2800 Fremont Street
                                       Las Vegas, Nevada 89104

The balance of the Agreement is not changed by this Fifth
Amendment and shall remain in full force and effect.

This Fifth Amendment may be executed in any number of counterparts, which taken together shall constitute one and the same instrument and each of which shall be considered an original for all purposes.

     IN  WITNESS  WHEREOF, the parties have executed  this  Fifth
Amendment as of the date first above written.

                              STAR CASINO, INC.


                              By:/S/Louis J. Roussel, III
                              LOUIS   J.   ROUSSEL,   III,
                              President

                              SOUTHSHORE INVESTMENTS, INC.


                              By:/S/Carl J. Eberts
                              CARL J. EBERTS, Secretary


                              /S/Richard Shwartz
                              RICHARD SCHWARTZ


                              LAS NINAS CORPORATION


                              By:/S/Dina B. Middlekauff
                              Dina B. Middlekauff, President

                              /S/Benjamin S. Gravolet
                              BENJAMIN S. GRAVOLET


                              SHOWBOAT LOUISIANA, INC.


                              By:/S/John N. Brewer
                              JOHN N. BREWER, Assistant Secretary

                              LAKE PONTCHARTRAIN SHOWBOAT, INC.


                              By:/S/John N. Brewer
                              JOHN N. BREWER, Assistant Secretary

STATE OF LOUISIANA

PARISH OF JEFFERSON

     BE IT KNOWN, that on this 25th day of January, 1995, before me, the undersigned Notary, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally came and appeared Louie J. Roussel, III, appearing herein in his capacity as the President of Star Casino, Inc., to me personally known to be the identical person whose name is subscribed to the foregoing instrument as the said officer of the said corporation,

and declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the same on behalf of the said corporation with full authority of its Board of Directors, and that the said instrument is the free act and deed of the said corporation and was executed for the uses,

purposes and benefits therein expressed.

WITNESSES:


/S/__________________              /S/ Louie J. Roussel, III
                                   LOUIE J. ROUSSEL, III
/S/__________________


                          /S/Donald H. McDaniel
                          NOTARY PUBLIC

STATE OF LOUISIANA

PARISH OF ORLEANS

     BE IT KNOWN, that on this 25th day of January, 1995, before me, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally came and appeared Gabe Salloum, to me personally known to be one of the individual persons who executed the above and foregoing instrument who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the above and foregoing instrument of his own free will, as his free act and deed, for the uses, purposes and benefits therein expressed.

WITNESSES:


/S/_________________               /S/Gabe Salloum
                                   GABE SALLOUM
/S/_________________


                          /S/Donald H. McDaniel
                          NOTARY PUBLIC

STATE OF LOUISIANA

PARISH OF JEFFERSON

     BE IT KNOWN, that on this 26th day of January, 1995, before me, the undersigned Notary, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally came and appeared Carl J. Eberts, appearing herein in his

capacity as the Secretary of Southshore Investments, Inc., to me

personally known to be the identical person whose name is

subscribed to the foregoing instrument as the said officer of the said corporation, and declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the same on behalf of the said corporation with full authority of its Board of Directors, and that the said instrument is the free act and deed of the said corporation and was executed for the uses, purposes and benefits therein expressed.

WITNESSES:


____________________               /S/Carl J. Eberts
                                   CARL J. EBERTS
____________________


                          /S/_______________
                          NOTARY PUBLIC

STATE OF LOUISIANA

PARISH OF ORLEANS

     BE IT KNOWN, that on this 25th day of January, 1995, before me, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally came and appeared Richard Schwartz, to me personally known to be one of the individual persons who executed the above and

foregoing instrument who declared and acknowledged to me, Notary,

in the presence of the undersigned competent witnesses, that he executed the above and foregoing instrument of his own free will,

as his free act and deed, for the uses, purposes and benefits therein expressed.

WITNESSES:


/S/_________________               /S/Richard Shwartz
                                   RICHARD SCHWARTZ
/S/_________________


                          /S/Donald H. McDaniel
                          NOTARY PUBLIC

STATE OF LOUISIANA

PARISH OF ORLEANS

     BE IT KNOWN, that on this 25th day of January, 1995, before me, the undersigned Notary, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally came and appeared Dina B. Middlekauff, appearing herein in her capacity as the President of Las Ninas Corporation, to me

personally known to be the identical person whose name is

subscribed to the foregoing instrument as the said officer of the said corporation, and declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that she executed the same on behalf of the said corporation with full authority of its Board of Directors, and that the said instrument is the free act and deed of the said corporation and was executed for the uses, purposes and benefits therein expressed.

WITNESSES:


/S/_________________               /S/Dina B. Middlekauff
                                   DINA B. MIDDLEKAUFF
/S/_________________


                          /S/Donald H. McDaniel
                          NOTARY PUBLIC

STATE OF LOUISIANA

PARISH OF ORLEANS

     BE IT KNOWN, that on this 25th day of January, 1995, before me, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally came and appeared Benjamin S. Gravolet, to me personally known to be one of the individual persons who executed the above and

foregoing instrument who declared and acknowledged to me, Notary,

in the presence of the undersigned competent witnesses, that he executed the above and foregoing instrument of his own free will,

as his free act and deed, for the uses, purposes and benefits therein expressed.

WITNESSES:


/S/_________________               /S/Benjamin S. Gravolet
                                   BENJAMIN S. GRAVOLET
/S/_________________


                          /S/Donald H. McDaniel
                          NOTARY PUBLIC

  STATE OF LOUISIANA

  PARISH OF ORLEANS

      BE IT KNOWN, that on this 26th day of January, 1995, before me,  the  undersigned  Notary, duly commissioned,  qualified  and sworn  within and for the State and Parish aforesaid,  personally came  and  appeared  John  N. Brewer,  appearing  herein  in  his capacity as the Assistant Secretary of Showboat Louisiana,  Inc.,

to  me personally known to be the identical person whose name  is subscribed to the foregoing instrument as the said officer of the said corporation, and declared and acknowledged to me, Notary, in the  presence  of  the undersigned competent witnesses,  that  he executed  the  same on behalf of the said corporation  with  full authority of its Board of Directors, and that the said instrument is the free act and deed of the said corporation and was executed for the uses, purposes and benefits therein expressed.

WITNESSES:


/S/_________________               /S/John N. Brewer
                                   JOHN N. BREWER
/S/_________________


                          /S/Donald H. McDaniel
                          NOTARY PUBLIC

STATE OF LOUISIANA

PARISH OF ORLEANS



     BE IT KNOWN, that on this 26th day of January, 1995, before me, the undersigned Notary, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally came and appeared John N. Brewer, appearing herein in his

capacity as the Assistant Secretary of Lake Pontchartrain

Showboat, Inc., to me personally known to be the identical person whose name is subscribed to the foregoing instrument as the said officer of the said corporation, and declared and acknowledged to me, Notary, in the presence of the undersigned competent

witnesses, that she executed the same on behalf of the said

corporation with full authority of its Board of Directors, and that the said instrument is the free act and deed of the said corporation and was executed for the uses, purposes and benefits therein expressed.

WITNESSES:


/S/_________________               /S/John N. Brewer
                                   JOHN N. BREWER
/S/_________________


                          /S/Donald H. McDaniel
                          NOTARY PUBLIC

                            EXHIBIT 1

                          CLAW FEATURE
           EXAMPLE WHEN SECOND NET QUICK IS LESS THAN
             FIRST NET QUICK BY MORE THAN $3,100,000


Sale to Third Party, less selling expenses      $51,500,000

First Net Quick                                 $17,000,000
                                                -----------
                                                $68,500,000

Calculation of Decrease in Net Quick

First Net Quick                 $17,000,000
Second Net Quick                (13,000,000)
                                ------------
Decrease in Net Quick           $ 4,000,000


Less Amount in Excess of
$3,100,000                      ( 900,000)
                                -----------
                                $ 3,100,000     $ 3,100,000
                                -----------     -----------
Recalculated Purchase Price                     $65,400,000
                                                ===========
50% Ownership                                   $32,700,000

Less Base Price                                 $25,000,000
                                                -----------
AMOUNT OF CLAW FEATURE                          $ 7,700,000*
                                                ===========

*If the cash receivable from the sale to Belle of Orleans, L.L.C.
does not occur by the Second Net Quick Date, the Claw Feature shall be reduced by $3,000,000

                            EXHIBIT 2

                          CLAW FEATURE
           EXAMPLE WHEN SECOND NET QUICK IS LESS; THAN
             FIRST NET QUICK BY LESS THAN $3,100,000



Sale to Third Party, less selling expenses     $51,500,000

First Net Quick                                $17,000,000
                                               -----------
                                               $68,500,000
Calculation of Decrease in Net Quick:

First Net Quick                 $17,000,000
Second Net Quick (Ultimate
   Net Quick)                   $14,500,000
                                -----------
Decrease in Net Quick           $ 2,500,000    $ 2,500,000
                                -----------    -----------
Recalculated Purchase Price                    $66,000,000

50% Ownership                                  $33,000,000

Less Base Price                                $25,000,000
                                               -----------
AMOUNT OF CLAW FEATURE                         $ 8,000,000*
                                               ===========


*If the cash receivable from the sale to Belle of Orleans, L.L.C.
does not occur by the Second Net Quick Date, the Claw Feature shall be reduced by $3,000,000

                            EXHIBIT 3

  ILLUSTRATION OF CALCULATION OF DEFERRED PART OF CLAW FEATURE
Selling Price to Third Party, less
selling expenses                                  $51,500,000

Ultimate Net Quick                                $13,950,000
                                                  -----------
Purchase Price                                    $65,450,000

50% Ownership                                     $32,725,000

Less Base Amount                                  (25,000,000)
                                                  ------------
CLAW FEATURE AMOUNT DUE SELLERS                   $ 7,725 000
                                                  ============

Distribution of proceeds from Resale assuming purchase price realized upon Resale less selling expenses is $41,500,000 cash and a promissory note in the amount of $10,000,000
              AMOUNT     %      CASH     RECEIVABLE   TOTAL

Purchasers  43,775,000  85.0  35,275,000  8,500,000  43,775,000
Sellers      7,725,000  15.0   6,225,000  1,500,000   7,725,000
            ----------  ----  ----------  ---------  ----------
            51,500,000 100.0  41,500,000 10,000,000  51,500,000
            ========== =====  ========== ==========  ==========

                       SIXTH AMENDMENT TO

               SHOWBOAT STAR PARTNERSHIP AGREEMENT

This Sixth Amendment to the Showboat Star Partnership Agreement (the "Sixth Amendment") is made as of the 17th day of March, 1995 by and between Showboat Louisiana, Inc., a Nevada corporation ("Showboat") and Lake Pontchartrain Showboat, Inc., a Nevada corporation ("Pontchartrain"). Capitalized terms not defined herein have the meanings set forth in the Showboat Star Partnership Agreement, as amended.

                           WITNESSETH:

     WHEREAS, Star and Showboat entered into the Showboat Star Partnership Agreement on the 2nd day of July, 1993, and, thereafter, Star and Showboat entered into the First Amendment to Showboat Star Partnership Agreement as of the 20th day of July, 1993 and the Second Amendment to Showboat Star Partnership Agreement as of the 1st day of August, 1993, Star, Showboat and the Minority Partners other than Benjamin S. Gravolet entered into the Third Amendment to Showboat Star Partnership Agreement as of the 1st day of March, 1994, Star, Showboat and the Minority Partners entered into the Fourth Amendment to Showboat Star Partnership Agreement as of the 1st day of October, 1994, and Star, Showboat, the Minority Partners and Pontchartrain entered into the Fifth Amendment ("Fifth Amendment') to Showboat Star Partnership Agreement as of the 26th day of January, 1995 (the Showboat Star Partnership Agreement as so amended and as amended hereby being referred to hereinafter as the Agreement");

     WHEREAS, pursuant to the Fifth Amendment, Star and the Minority Partners withdrew from the Partnership and Pontchartrain was added as a Partner;

     WHEREAS, Showboat and Pontchartrain desire to amend the Agreement in certain other respects;

     NOW THEREFORE, in consideration of the covenants herein contained and intending to be mutually bound, the parties hereto agree as follows:

     I.     AMENDMENT  TO  SECTION  1.14.  Section  1.14  of  the
Agreement  is  amended  to  read  as  follows,  rather  than   as
previously written:

          "1.14  MANAGING  PARTNER. The Managing Partner  of  the
          Partnership is Showboat."

     II. DELETION OF SECTION 2.5.C. Section 2.5.c. is deleted from the Agreement.

     III.  AMENDMENT  TO  SECTION 3.7.C. Section  3.7.c.  of  the
Agreement is amended by substituting the words "Managing Partner" wherever the words "Management Committee" appear within Section
3.7.c.

     IV. DELETION OF SECTION 3.9. Section 3.9 is deleted from the Agreement.

     V. AMENDMENT TO SECTION 4.2. Paragraph F of Section 4.2 of the Agreement is amended by substituting the words "Managing
Partner" wherever the words "Management Committee" appear within Paragraph F of Section 4.2.

     VI. AMENDMENT TO SECTION 4.3. Section 4.3 of the Agreement is amended by substituting the words "Managing Partner" wherever the words "Majority Partners" appear within Section 4.3.

     VII. AMENDMENT TO SECTION 5. Section 5 of the Agreement is amended to read in its entirety as follows, rather than as previously written:

          "5.  MANAGEMENT OF THE PARTNERSHIP.

               "5.1  MANAGING  PARTNER.  The  management  of  the
     Partnership shall be vested in Showboat, as Managing Partner. The Managing Partner shall represent and act for and on behalf of the Partnership in any matter or thing whatsoever, being hereby expressly authorized and empowered in its sole and unlimited discretion to conduct, manage and transact the business, affairs, and concerns of the Partnership.

               "5.2 PARTNERSHIP DEBTS. The Partnership shall be primarily liable to creditors of the Partnership for all Partnership debts. Each Partner shall be proportionately liable to such creditors on the basis of such Partner's Percentage Interest. Each Partner agrees to indemnify each other Partner to the extent such other Partner may pay to a creditor of the Partnership any amounts in excess of such Partners proportionate share of a Partnership debt. Notwithstanding anything in this Section to the contrary the Partners are responsible for their respective obligations under Section 10.

               "5.3 DELEGATION OF AUTHORITY. The Managing Partner may delegate all or any of its powers, rights, and obligations hereunder, and the person so delegated may appoint, employ, contract, or otherwise deal with any Person, including any other Partner(s), for the transaction of the business of the Partnership, which person, under the supervision of the Managing Partner, may perform any acts or services for the Partnership as the Managing Partner may approve in writing.

               "5.4 OTHER VENTURES. Nothing contained herein shall be construed to prevent either of the Partners from engaging in any other business venture, whether or not in competition with the Partnership. Neither the Partnership nor any other Partner shall have any rights in and to any such ventures or the profits, losses, or cash flow derived therefrom.

               "5.5 EXCULPATION FROM LIABILITY: INDEMNIFICATION.

                    "(a) No Partner shall be liable to the Partnership or to any other Partner because any taxing authority contests, disallows, or adjusts any item of income, gain, loss, deduction, credit, or tax preference in the Partnership income tax returns.

                    "(b) No Partner shall be liable for the return of the Capital Contributions of the remaining Partners or for any portion thereof, it being expressly understood that any such return shall be made solely from the assets of the Partnership.

                    "(c) The Managing Partner shall not be liable to the Partnership or any of the other Partners for, and the Managing Partner shall be indemnified and held harmless by the Partnership from and against, any and all claims, demands, liabilities, costs, expenses (including attorney's fees and court costs), and damages of any nature whatsoever arising out of or incidental to the Managing Partner's management of the Partnership's affairs, except where such claim is based upon the willful misconduct of the Managing Partner, or by the breach by the Managing Partner of any provision of this Agreement. The indemnification rights herein contained shall be cumulative of, and in addition to, any and all other rights, remedies, and recourse of the Managing Partner, whether available pursuant to this Agreement or at law.

                    "(d) The Partners shall not be liable to the Partnership or any of the other Partners for, and the
     Partners shall be indemnified and held harmless by the Partnership from and against, any and all claims, demands, liabilities, costs, expenses (including attorney's fees and court costs), and damages of any nature whatsoever arising out of or incidental to the Partners' management of the Partnership's affairs, except where such claim is based upon the willful misconduct of the Partners, or by the breach by the Partners of any provision of this Agreement. The indemnification rights herein contained shall be cumulative of, and in addition to, any and all other rights, remedies, and recourse of the Partners, whether available pursuant to this Agreement or at law.

               "5.6 REIMBURSEMENT OF EXPENSES. The Partners shall be entitled to reimbursement for all direct expenses of the Partnership incurred or paid by such Partners on behalf of the Partnership.

               5.7 ISSUANCE OF CREDIT. If any Partner approves credit for anyone gambling at the Casino Facilities and that credit is not paid and it is determined that the issuance of such credit was not reasonable under the circumstances, the Partner approving the credit shall be responsible to the Partnership for the unpaid credit."

    VIII.DELETION OF SECTION 6.1. Section 6.1 is deleted from the Agreement.

     IX. AMENDMENT TO SECTION 6.2. Section 6.2 of the Agreement is amended by substituting the words "Managing Partner" wherever the words "Majority Partners" appear within Section 6.2.

     X. DELETION OF SECTION 6.4. Section 6.4 is deleted from the Agreement.

     XI. DELETION OF SECTION 7.1. Section 7.1 is deleted from the Agreement.

     XII.  DELETION OF SECTION 8. Section 8 is deleted  from  the
Agreement.

    XIII.DELETION  OF  SECTION 9. Section 9 is deleted  from  the
Agreement.

     XIV.  AMENDMENT  TO  SECTION  10.3.  Section  10.3  of   the
Agreement is amended to substituting the words "Managing Partner" for the words "Management Committee" in the first paragraph thereof.

     XV. DELETION OF SECTION 11.1. Section 11.1 is deleted from the Agreement.

     XVI. DELETION OF SECTION 11.3. Section 11.3 is deleted from the Agreement.

    XVII.AMENDMENT  TO  SECTION  13.1.  Section   13.1   of   the
Agreement is amended by substituting the words "Managing Partner" for the words "Management Committee" in the third paragraph thereof.

   XVIII.AMENDMENT  TO  SECTION  13.3.  Section   13.3   of   the
Agreement is amended by substituting the words "Managing Partner" for the words "Management Committee" in the second paragraph thereof.

     XIX. DELETION OF SECTION 14.1. Section 14.1 is deleted from the Agreement.

     XX. DELETION OF SECTION 14.6. Section 14.6 is deleted from the Agreement.

     The  balance of the Agreement is not changed by  this  Sixth
Amendment and shall remain in full force and effect.

     This Sixth Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute one and the same instrument.

     IN  WITNESS  WHEREOF, the parties have executed  this  Sixth
Amendment as of the date first above written.



                              SHOWBOAT LOUISIANA, INC.



                              By: /S/J. KEITH WALLACE
                              J. KEITH WALLACE, President



                              LAKE PONTCHARTRAIN SHOWBOAT, INC.



                              By: /S/J. KEITH WALLACE
                              J. KEITH WALLACE, President

STATE OF NEVADA

COUNTY OF CLARK



     BE  IT  KNOWN, that on this 17th day of March, 1995,  before me,  the  undersigned  Notary, duly commissioned,  qualified  and sworn  within and for the State and Parish aforesaid,  personally came  and  appeared  J. Keith Wallace, appearing  herein  in  his capacity  as  the President of Showboat Louisiana,  Inc.,  to  me

personally  known  to  be  the identical  person  whose  name  is subscribed to the foregoing instrument as the said officer of the said corporation, and declared and acknowledged to me, Notary, in the  presence  of  the undersigned competent witnesses,  that  he executed  the  same on behalf of the said corporation  with  full authority of its Board of Directors, and that the said instrument is the free act and deed of the said corporation and was executed for the uses, purposes and benefits therein expressed.



WITNESSES:



___/S/____________________              /S/J. KEITH WALLACE
                                        J. KEITH WALLACE

___/S/____________________




                     ___/S/JEAN Y. ZORN____
                          NOTARY PUBLIC

STATE OF Nevada

COUNTY OF CLARK



     BE  IT  KNOWN, that on this 17th day of March, 1995,  before me,  the  undersigned  Notary, duly commissioned,  qualified  and sworn  within and for the State and Parish aforesaid,  personally came  and  appeared  J. Keith Wallace, appearing  herein  in  his capacity  as the President of Lake Pontchartrain Showboat,  Inc.,

to  me personally known to be the identical person whose name  is subscribed to the foregoing instrument as the said officer of the said corporation, and declared and acknowledged to me, Notary, in the  presence  of  the undersigned competent witnesses,  that  he executed  the  same on behalf of the said corporation  with  full authority of its Board of Directors, and that the said instrument is the free act and deed of the said corporation and was executed for the uses, purposes and benefits therein expressed.



WITNESSES:



___/S/____________________         /S/J. KEITH WALLACE
                                   J. KEITH WALLACE

___/S/____________________


                         /S/JEAN Y. ZORN
                         NOTARY PUBLIC